UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	April 26, 2016
Commission file number 1-434

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0411980
(State of Incorporation)	(I.R.S. Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100
(Registrant's telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 26, 2016, The Procter & Gamble Company (the "Company") issued a news release with respect to earnings for the quarter ended March 31, 2016. The Company is furnishing this 8-K pursuant to Item 2.02, "Results of Operations and Financial Condition."
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
By	/s/ SUSAN S. WHALEY
Susan S. Whaley, Assistant Secretary
April 26, 2016

EXHIBIT(S)
99. News Release by The Procter & Gamble Company dated April 26, 2016.